                                                                    EXHIBIT 99.1

                             CHOLESTECH CORPORATION
                UNAUDITED PRO FORMA CONDENSED BALANCE SHEET AS OF
                               SEPTEMBER 27, 2002
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                      HISTORICAL
                                                     SEPTEMBER 27,
                                                         2002         ADJUSTMENTS         PRO FORMA
                                                         ----         -----------         ---------
ASSETS

Cash and cash equivalents                              $   7,636       $      --          $   7,636
Marketable securities                                      7,346              --              7,346
Accounts receivable, net                                   4,523              --              4,523
Inventories, net                                           5,260             (31)(A)          5,229
Notes receivable                                              --             250(B)             250
Prepaid expenses and other current assets                  1,821             (17)(A)          1,804
                                                       ---------       ---------          ---------
     Total current assets                                 26,586             202             26,788
Property and equipment, net                                7,424            (639)(A)          6,785
Long-term investments                                     10,754              --             10,754
Goodwill, net                                              3,143          (3,143)(C)             --
                                                       ---------       ---------          ---------
     Total assets                                      $  47,907       $  (3,580)         $  44,327
                                                       =========       =========          =========
LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts payable and accrued expenses                  $   3,242       $     441(D),(G)   $   3,683
Accrued payroll and benefits                               2,694             347(F)           3,041
Other liabilities                                            101              --                101
                                                       ---------       ---------          ---------
     Total current liabilities                             6,037             788              6,825
                                                       ---------       ---------          ---------
SHAREHOLDERS' EQUITY:

Common stock                                              81,714              --             81,714
Accumulated other comprehensive income                        99              --                 99
Accumulated deficit                                      (39,943)         (4,368)(E)        (44,311)
                                                       ---------       ---------          ---------
     Total shareholders' equity                           41,870          (4,368)            37,502
                                                       ---------       ---------          ---------
       Total liabilities and shareholders' equity
                                                       $  47,907       $  (3,580)         $  44,327
                                                       =========       =========          =========

NOTES TO UNAUDITED PRO FORMA CONDENSED BALANCE SHEET AS OF SEPTEMBER 27, 2002

The following pro forma adjustments are based upon the book value of tangible and intangible assets sold.

      (A) Assets transferred to ImpactHealth in conjunction with the Sale.

      (B) Amounts receivable from ImpactHealth in conjunction with the Sale, excluding amounts payable contingent on future performance, including future royalties.

      (C) Historical value of goodwill related to WellCheck, gross value $4.0 million, and net value $3.1 million.

      (D) Estimated costs of the Sale transaction of $120,000.

      (E) Estimated loss on the Sale.

      (F) Severance for terminated employees.

      (G) Lease exit costs.

                             CHOLESTECH CORPORATION
          UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS FOR THE
                   TWENTY-SIX WEEKS ENDED SEPTEMBER 27, 2002
                                 (IN THOUSANDS)

                                                           HISTORICAL
                                                        TWENTY-SIX WEEKS
                                                             ENDED
                                                       SEPTEMBER 27, 2002     ADJUSTMENTS(1)     PRO FORMA
                                                       ------------------     --------------     ---------
Revenue                                                      $ 23,721            $    661         $ 23,060
Cost of Revenue                                                 9,799                 519            9,280
                                                             --------            --------         --------
Gross Profit                                                   13,922                 142           13,780
                                                             ========            ========         ========
Operating expenses

    Sales and marketing                                         7,316               1,199            6,117
    Research and development                                    1,419                  --            1,419
    General and administrative                                  2,760                 164            2,596
                                                             --------            --------         --------
      Total operating expenses                                 11,495               1,363           10,132
                                                             --------            --------         --------

Income (loss) from operations                                   2,427              (1,221)           3,648
Interest and other income, net                                    217                  --              217
                                                             --------            --------         --------

Income before provisions for income taxes                       2,644              (1,221)           3,865
Provision for (benefit from) income taxes                         107                 (49)             156
                                                             --------            --------         --------
Income (loss) from continuing operations                     $  2,537            $ (1,172)        $  3,709
                                                             ========            ========         ========

Net income (loss) per share:

    Basic                                                    $   0.19            $  (0.09)        $   0.28
                                                             ========            ========         ========
    Diluted                                                  $   0.18            $  (0.08)        $   0.26
                                                             ========            ========         ========

Shares used to compute net income (loss) per share:
    Basic                                                      13,472            13,472             13,472
                                                             ========          ========           ========
    Diluted                                                    14,372            14,372             14,372
                                                             ========          ========           ========

NOTES TO UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS FOR THE TWENTY-SIX WEEKS ENDED SEPTEMBER 27, 2002

(1) The adjustments include the elimination of WellCheck operations. Sales from the Diagnostic Products segment to WellCheck were not eliminated from the unaudited pro forma condensed statement of operations because based on the terms of the Purchase and Supply Agreement between the Company and ImpactHealth, dated December 23, 2002, such sales are expected to continue. The sales price between the Company and ImpactHealth is expected to continue to approximate the historical inter-segment transfer price to WellCheck.

                             CHOLESTECH CORPORATION
          UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS FOR THE
                        FISCAL YEAR ENDED MARCH 29, 2002
                                 (IN THOUSANDS)

                                                       HISTORICAL
                                                      FISCAL YEAR
                                                         ENDED
                                                     MARCH 29, 2002     ADJUSTMENTS(1)     PRO FORMA
                                                     --------------     --------------     ---------
Revenue                                                  $ 47,366          $  5,735         $ 41,631
Cost of Revenue                                            19,009             1,997           17,012
                                                         --------          --------         --------
Gross Profit                                               28,357             3,738           24,619
                                                         --------          --------         --------
Operating expenses

    Sales and marketing                                    13,836             3,721           10,115
    Research and development                                2,564                --            2,564
    General and administrative                              6,375             1,040            5,335
    Website and related costs                                 246               246               --
                                                         --------          --------         --------
      Total operating expenses                             23,021             5,007           18,014
                                                         --------          --------         --------

Income (loss) from operations                               5,336            (1,269)           6,605
Interest and other income, net                                449                --              449
                                                         --------          --------         --------

Income before provisions for income taxes                   5,785            (1,269)           7,054
Provision for (benefit from) income taxes                     235               (51)             286
                                                         --------          --------         --------

Income (loss) from continuing operations                 $  5,550          $ (1,218)        $  6,768
                                                         ========          ========         ========

Net income (loss) per share:
    Basic                                                $   0.44          $  (0.09)        $   0.53
                                                         ========          ========         ========
    Diluted                                              $   0.40          $  (0.09)        $   0.49
                                                         ========          ========         ========

Shares used to compute net income (loss) per share:
    Basic                                                  12,658            12,658           12,658
                                                         ========          ========         ========
    Diluted                                                13,730            13,730           13,730
                                                         ========          ========         ========

NOTES TO UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS FOR THE FISCAL YEAR ENDED MARCH 29, 2002

(1) The adjustments include the elimination of WellCheck operations. Sales from the Diagnostic Products segment to WellCheck were not eliminated from the unaudited pro forma condensed statement of operations because based on the terms of the Purchase and Supply Agreement between the Company and ImpactHealth, dated December 23, 2002, such sales are expected to continue. The sales price between the Company and ImpactHealth is expected to continue to approximate the historical inter-segment transfer price to WellCheck.